Exhibit 10.5






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                                    SUB-LEASE


                          dated as of February 1, 2001

                                     between

                            Catalyst Operations, Inc.

                                    as Lessor

                                       and

                               4networld.com, Inc.

                                    as Lessee







                      Affecting premises commonly known as:

          10 South Street, Suite 202, in Ridgefield, Connecticut 06877.

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                  1 -- Demised Premises and Lease Term
                  2 -- Rent
                  3 -- No Counterclaim or Abatement
                  4 -- Use of Demised Premises
                  5 -- Condition of Demised Premises
                  6 -- Maintenance and Repair
                  7 -- Alterations and Additions
                  8 -- Impositions
                  9 -- Compliance With Requirements
                 10 -- Liens
                 11 -- Permitted Contests
                 12 -- Utility Services
                 13 -- Insurance
                 14 -- Indemnification By Lessee
                 15 -- Damage or Destruction
                 16 -- Taking of the Demised Premises
                 17 -- Quiet Enjoyment
                 18 -- Right to Cure Lessee's Default
                 19 -- Events of Default and Termination
                 20 -- Repossession
                 21 -- Reletting
                 22 -- Assignment of Subrents
                 23 -- Lessee's Equipment
                 24 -- Security Deposit
                 25 -- Survival of Obligations; Damages
                 26 -- Injunction
                 27 -- Waivers
                 28 -- Lessor's Remedies Cumulative
                 29 -- Assignment and Subletting
                 30 -- Subordination and Attornment
                 31 -- Entry by Lessor
                 32 -- Conveyance by Lessor
                 33 -- No Merger of Title
                 34 -- Acceptance of Surrender
                 35 -- End of Lease Term
                 36 -- Brokerage
                 37 -- Definitions
                 38 -- Notices
                 39 -- Miscellaneous

                 Exhibit A -- Description of Land

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                                    SUB-LEASE


                         LEASE, dated as of February 1, 2001, between Catalyst
                    Operations, Inc., a Connecticut corporation, having an address at 10 South Street, Suite 202, Ridgefield, Connecticut 06877 ("Lessor"), and 4networld.com, Inc., a Delaware corporation, having an address at 900 Third Avenue, Suite 201, New York, New York 10022 ("Lessee").


                         1. The Demised Premises and Lease Term

                         In consideration of the Rent, as hereinafter defined,
                    and the terms, covenants and conditions set forth in this Lease to be observed and performed by Lessee, Lessor hereby demises and leases to Lessee, and Lessee hereby rents and takes from Lessor, the following property (collectively hereinafter referred to as the "Demised Premises"): (a) a portion of the gross leasable space, but in no event less than fifty percent (50%) of the gross leasable space, on the second floor, Suite 202 in the building known as The Morganti Building, 10 South Street, Ridgewood, Connecticut 06877 and the improvements thereto (the "Improvements") now or hereafter located on the Demised Premises, all as described in Exhibit A hereto; and (b) all rights of way or of use, servitudes, licenses, tenements, appurtenances and easements now or hereafter belonging or pertaining to the Demised Premises and Improvements; SUBJECT TO the terms, covenants and conditions of that certain lease, dated November 16, 2000, between John Morganti & Sons, LLC as lessor and Catalyst Operations, Inc. as lessee (the "Master Lease"), TO HAVE AND TO HOLD the Demised Premises unto Lessee, and the permitted successors and assigns of Lessee, upon and subject to all of the terms, covenants and conditions herein contained, for a term (the "Lease Term") of three years, commencing on February 1, 2001 and expiring on January 31, 2004, unless the Lease Term shall sooner terminate pursuant to any of the conditional limitations or other provisions of this Lease.


                         2. Rent

                         Lessee covenants to pay to Lessor as a net minimum rent
                    (the "Fixed Rent") during the Lease Term twenty-four thousand dollars $24,000.00 per annum.

                         The Fixed Rent shall be payable in advance in equal
                    monthly installments of two thousand dollars ($2,000.00) on the first day of each calendar month. If the Lease Term does not commence on the first day of a month, the Fixed Rent for the month in which the Lease Term commences shall be appropriately apportioned. The first installment of Fixed Rent shall be paid simultaneously with the execution of this Lease. Each date on which Fixed Rent is payable hereunder is hereinafter referred to as a "Rent Payment Date".

                         Lessee also covenants to pay, from time to time as
                    provided in this Lease, as Additional Rent, all other amounts and obligations which Lessee assumes or agrees to pay under this Lease. If Lessee fails to pay any such Additional Rent, Lessor shall have all the rights, powers and remedies provided for in this Lease or at law or in equity or otherwise in the case of nonpayment of rent.

                         All Fixed Rent and Additional Rent (collectively
                    hereinafter referred to as "Rent") shall be paid in such coin or currency (or, subject to collection, by good check payable in such coin or currency) of the United States of America as at the time shall be legal tender for the payment of public and private debts, at the office of Lessor as set forth above, or at such place and to such person as Lessor from time to time may designate.


                         3. No Counterclaim or Abatement

                         All Rent shall be absolutely net to Lessor so that this
                    Lease shall yield to Lessor the full amount of the installments thereof throughout the Lease Term without deduction. All Rent shall be paid to Lessor without notice, demand, counterclaim, setoff, deduction or defense, and nothing shall suspend, defer, diminish, abate or reduce any Rent, except as otherwise specifically provided in this Lease.


                         4. Use of Demised Premises

                         Lessee covenants that the Demised Premises shall be
                    used solely for executive offices and for no other purpose, unless approved in writing by Lessor.


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                         Lessee shall not do or permit any act or thing which is
                    contrary to any Legal Requirements or Insurance
                    Requirements, or which might impair the value or usefulness of the Demised Premises or any part thereof.

                         Lessee shall not do or suffer any waste, damage,
                    disfigurement or injury to the Demised Premises.

                         Lessee shall not permit the spilling, discharge,
                    release, deposit or placement on the Demised Premises or any part thereof, whether in containers or other impoundments, of any substance which is a hazardous or toxic substance within the meaning of any applicable environmental law.


                         5. Condition of Demised Premises

                         Lessee represents that Lessee has examined and is fully
                    familiar with the physical condition of the Demised Premises, the Improvements thereon, and the present tenancies, and uses thereof. Lessee accepts the same, without recourse to Lessor, in the condition and state in which they now are, and agrees that the Demised Premises complies in all respects with all requirements of this Lease. Lessor makes no representation or warranty, express or implied in fact or by law, as to the nature or condition of the De mised Premises, or its fitness or availability for any particular use, or the income from or expenses of operation of the Demised Premises.


                         6. Maintenance and Repair

                         Lessee, at all times during the Lease Term and at
                    Lessee's expense, shall keep the Demised Premises, and all Improvements now or hereafter located thereon, and all facilities and equipment thereon, and all appurtenances to the Demised Premises, in a good and clean order and condition and in such condition as may be required by all Legal Requirements and Insurance Requirements. To the extent that the Demised Premises sustains any damage as the result of the Leasee's use thereof, the Leasee shall promptly make all necessary or appropriate repairs, replacements and renewals thereof, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, or foreseen or unforeseen. All repairs, replacements and renewals shall be equal in quality and class to the original work.


                         7. Alterations and Additions

                         Lessee shall not be entitled to make any alterations of
                    or additions to the Demised Premises without the prior written consent of Lessor in each instance.

                         The title to all additions, repairs and replacements to
                    any Improvements made during the Lease Term and any renewal thereof, forthwith shall vest in Lessor, and said Improvements, additions, repairs and replacements shall be and become the sole and absolute property of Lessor, without any obligation of payment by Lessor therefor.


                         8. Impositions

                         Subject to Article 11 relating to contests, Lessee,
                    shall be responsible for and shall pay fifty percent (50%) of all Impositions payable by the Lessor pursuant to the Master Lease.


                         9. Compliance With Requirements

                         Subject to Article 11 relating to contests, Lessee, at
                    all times during the Lease Term and at Lessee's expense, promptly and diligently shall: comply with all Legal Requirements and Insurance Requirements, whether or not compliance therewith shall require structural changes in the Improvements or interfere with the use and enjoyment of the Demised Premises or any part thereof; and procure, maintain and comply with all permits, licenses, franchises and other authorizations required for any use of the Demised Premises or any part thereof then being made, including without limitation all permits, licenses, and franchises which Lessee is required to obtain for the proper erection, installation, operation or main tenance of the Improvements or Lessee's Equipment or any part thereof.

                         From time to time at the request of Lessor, Lessee at
                    Lessee's expense shall execute, file and record such certificates of compliance, continuation statements, and other documents and certificates, and shall pay such fees and comply with such laws and regulations, as are necessary or appropriate to preserve and protect any right of Lessor under this Lease.


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                         With the exception of the payment of rent, Lessee, at
                    Lessee's expense, shall observe, perform and comply with all of the terms, covenants and conditions of the Master Lease on the part of the Lessor to be observed, performed or complied with. In the event of any default, caused by the Leasee, in the observance, performance or compliance with any term, covenant or condition of the Master Lease, Lessor shall have the right to cure such default, and all sums advanced or incurred by Lessor in connection therewith shall be paid by Lessee to Lessor on demand as Additional Rent.


                         10. Liens

                         Lessee shall not directly or indirectly create or
                    permit to be created or to remain, and shall discharge, any mortgage, lien, security interest, encumbrance or charge on, pledge of or conditional sale or other retention agreement with respect to the Demised Premises or any part thereof, Lessee's interest therein, or any Fixed Rent or other Rent payable under this Lease, other than: liens for Impositions not yet payable, or payable without the addition of any fine, penalty, interest or cost for nonpayment, or being contested as permitted in Article 11 hereof; and the liens of mechanics, materialmen, suppliers or vendors, or right thereto, incurred in the ordinary course of business for sums which under the terms of the related contract are not at the time due, provided that adequate provision for the payment thereof shall have been made and provisions of the following paragraph are complied with.

                         If, in connection with any work being performed by or
                    for Lessee or any subtenant or in connection with any materials being furnished to Lessee or any subtenant, any mechanic's lien or other lien or charge shall be filed or made against the Demised Premises or any part thereof, or if any such lien or charge shall be filed or made against Lessor, then Lessee, at Lessee's expense, within thirty days after such lien or charge shall have been filed or made, shall cause the same to be canceled and discharged of record by payment thereof or filing a bond or otherwise. Lessee promptly and diligently shall defend any suit, action or proceeding which may be brought for the enforcement of such lien or charge; shall satisfy and discharge any judgment entered therein within thirty days from the entering of such judgment by payment thereof or filing a bond or otherwise; and on demand shall pay all damages, costs and expenses, including reasonable attorneys' fees, suffered or incurred by Lessor in connection therewith.

                         Nothing contained in this Lease shall constitute any
                    consent or request by Lessor, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Demised Premises or any part thereof, nor as giving Lessee any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in any fashion that would permit the filing or making of any lien or claim against Lessor or the Demised Premises.


                         11. Permitted Contests

                         Lessee, at Lessee's expense, after prior written notice
                    to Lessor, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or ap plication, in whole or in part, of any Imposition or any Legal Requirement, provided that: Lessee shall first make all contested payments, under protest if Lessee desires, unless such proceedings shall suspend the collection thereof from Lessor; neither the Demised Premises, nor any part thereof or interest therein, nor any Rent would be in any danger of being sold, forfeited, lost or interfered with; in the case of a Legal Requirement, Lessor would not be in any danger of any additional civil or criminal liability for failure to comply therewith and the Demised Premises would not be subject to the imposition of any lien as a result of such failure; and Lessee shall have furnished such security, if any, as may be reasonably requested by Lessor.


                         12. Utility Services

                         Lessee shall pay fifty percent (50%) of all charges,
                    required by the Master Lease, for all public or private utility services and all sprinkler systems and protection services at any time rendered to or in connection with the Demised Premises or any part thereof; shall comply with all contracts relating to any such services; and shall do all other things required for the maintenance and continuance of all such services.


                         13. Insurance

                         During the Lease Term, Lessee shall be responsible for
                    and shall pay as Additional Rent fifty percent (50%) of the insurance premiums paid by the Lessor to maintain insurance on premises as required by the Master Lease. Lessee shall comply with such other requirements as Lessor from time to time reasonably may request for the protection by insurance of Lessor's interests.


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                         14. Indemnification By Lessee

                         Lessee shall indemnify and hold Lessor harmless from
                    and against all liabilities, obligations, claims, damages, fines, penalties, interest, causes of action, costs and expenses, including attorneys' fees (but excluding any income or excess profits or franchise taxes of Lessor determined on the basis of general income or revenue or any interest or penalties in respect thereof), imposed upon or incurred by or asserted against Lessor or the Demised Premises by reason of the occurrence or existence of any of the following, which result from any negligent act or omission of Lessor: ownership of the Demised Premises or any interest therein, or receipt of any rent or other sum therefrom; any accident, injury to or death of persons (including workers) or loss of or damage to property occurring, or claimed to have occurred, on or about the Demised Premises or any part thereof, or any Improvements now or hereafter erected thereon, or appurtenances thereto; any use or condition of the Demised Premises or any part thereof, or any Improvements now or hereafter erect thereon, or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets or ways, or appurtenances thereto; any failure on the part of Lessee promptly and fully to comply with or perform any of the terms, covenants or conditions of this Lease; or performance of any labor or services or the furnishing of any materials or other property in respect of the Demised Premises or any part thereof. In the case any suit, action or proceeding is brought against Lessor or filed against the Demised Premises or any part thereof by reason of any such occurrence, Lessee, upon Lessor's request and at Lessee's expense, shall resist and defend such suit, action or proceeding, or cause the same to be resisted and defended by counsel designated by Lessee and approved by Lessor. The obligations of Lessee under this Article 14 shall survive the expiration or termination of the Lease Term.


                         15. Damage to or Destruction of the Demised Premises

                         If there is any material damage to or destruction of
                    the Demised Premises or any part thereof, Lessee promptly shall give written notice thereof to Lessor, generally describing the nature and extent of such damage or destruction.


                         If there is any damage to or destruction of the Demised
                    Premises or any part thereof, Lessee, at Lessee's expense whether or not the insurance proceeds, if any, on account of such damage or destruction shall be sufficient for the purpose, promptly shall commence and complete, subject to Unavoidable Delays, the restoration, replacement or rebuilding of the Demised Premises as nearly as possible to its value, condition and character immediately prior to such damage or destruction, with such alterations and additions as may be made at Lessee's election pursuant to and subject to the terms, covenants and conditions of Article 7. Pending the completion of such Restoration, Lessee shall perform all temporary work and take all such actions as may be necessary or desirable to protect and preserve the Demised Premises.

                         Insurance proceeds received by Lessor on account of any
                    damage to or destruction of the Demised Premises or any part thereof, less the costs and expenses incurred by Lessor or Lessee in the collection thereof, including without limitation fees and expenses of adjusters and attorneys, shall be applied as hereinafter provided.

                         Net insurance proceeds received on account of any
                    damage to or destruction of the Demised Premises or any part thereof, unless Lessee is in default under this Lease, shall be paid to Lessee or as Lessee may direct, from time to time as Restoration progresses, to pay or to reimburse Lessee for the cost of Restoration, upon written request of Lessee accompanied by evidence, satisfactory to Lessor that the amount requested has been paid or is then due and payable and is properly a part of such cost, that there are no mechanics' or similar liens for labor or materials theretofore supplied in connection with the Restoration, and that the balance of said proceeds after making the payment requested will be sufficient to pay the balance of the cost of Restoration. Upon receipt by Lessor of evidence satisfactory to Lessor that the Restoration has been completed and the cost thereof has been paid in full, and that there are no mechanics' or similar liens for labor or materials supplied in connection therewith, the balance, if any, of such proceeds shall be paid to Lessor.

                         Any insurance proceeds held by Lessor on any
                    termination of this Lease and not required to be paid to Lessee pursuant to this Article 15, shall be paid to and retained by Lessor.


                         16. Taking of the Demised Premises

                         If there is a Taking of the fee of the entire Demised
                    Premises, other than for a temporary use, this Lease shall terminate as of the date of such Taking. In case of a Taking, other than for temporary use, of such perpetual easement on the entire Demised Premises, or of such a substantial part of the Demised Premises, as shall result, in the good faith judgment of Lessor, in the Demised Premises remaining after such Taking (even after Restoration where made) being unsuitable for the use contemplated in this Lease, Lessee may terminate this Lease by written notice to Lessor given within sixty days after such

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                    Taking, as of a date specified in such notice within ninety days after such Taking. Any Taking of the Demised Premises of the character referred to in this Article 16, which results in the termination of this Lease, is referred to herein as a "Total Taking".

                         If there is a Taking of the Demised Premises other than
                    a Total Taking, this Lease shall remain in full force and effect as to the principal of the Demised Premises remaining immediately after such Taking, without any abatement or reduction of Rent, except as may be expressly provided in this Article 16, and Lessee, at Lessee's expense whether or not the awards or payments, if any, on account of such Taking will be sufficient for the purpose, promptly shall commence and complete, subject to Unavoidable Delays, Restoration of the Demised Premises as nearly as possible to its value, condition and character immediately prior to such Taking, except for any reduction in area caused thereby, provided that in case of a Taking for temporary use Lessee shall not be required to effect Restoration (other than temporary work and actions necessary or desirable for the protection of the Demised Premises) until such Taking for a temporary use is terminated.

                         Awards and other payments on account of a Taking, less
                    fees, costs and expenses incurred in connection therewith, shall be applied as follows:

                    (a) Net awards and payments received on account of a Taking, other than a Taking for temporary use or a Total Taking, shall be held and applied from time to time as Restoration progresses, to pay or to reimburse Lessee for the cost of Restoration, upon written request of Lessee accompanied by evidence, satisfactory to Lessor, that the amount requested has been paid or is then due and payable and is properly a part of such cost, that there are no mechanics' or similar liens for labor or materials theretofore supplied in connection with the Restoration, and that the balance of said proceeds after making the payment requested will be sufficient to pay the balance of the cost of Restoration. Upon the completion of the Restoration, the balance, if any, of such awards and payments shall be paid to and retained by Lessor.

                    (b) Net awards and payments received on account of a Taking for temporary use shall be held and applied to the payment of Rent until such Taking for temporary use is terminated and Restoration, if any, has been completed, provided that, if any portion of such award or payment is made by reason of any damage to or destruction of the De mised Premises, such portion shall be held and applied as provided in the first sentence of clause (a) of this Article 16. The balance, if any, of such awards and payments, unless Lessee is in default hereunder, shall be paid to Lessee.

                    (c) All awards and payments received on account of a Total Taking shall be paid to Lessor.



                         Notwithstanding the foregoing, if at the time of any
                    Taking or at any time thereafter, Lessee shall be in default under this Lease and such default shall be continuing, Lessor is hereby authorized and empowered, in the name and on behalf of Lessee and otherwise, to file and prosecute Lessee's claim, if any, for an award on account of any Taking and to collect such award and apply the same, after deducting all fees, costs and expenses incident to the collection thereof, to the curing of any then existing default under this Lease.

                         If any portion of an award or other payment received on
                    account of a Taking shall be paid to Lessor pursuant to the second sentence of clause (a) of this Article 16, each installment of Fixed Rent hereunder shall be reduced, commencing with the first Rent Payment Date following the date of such payment, by an amount to be computed by multiplying such installment in effect prior to such date by a fraction, the numerator of which is the amount of the award or payment made to Lessor in connection with such Taking after deduction of Lessor's expenses in the collection of such awards and payments, including without limitation fees and expenses of appraisers and attorneys, and the denominator of which is the fair market value of the Demised Premises prior to such Taking as determined by Lessor, acting reasonably, as reduced by the amount of any other such award or payment previously made to Lessor pursuant to the second sentence of clause (a) of this
                    Article 16.


                         17. Quiet Enjoyment

                         Lessor covenants that so long as Lessee is not in
                    default hereunder in the payment of any Rent or compliance with or the performance of any of the terms, covenants or conditions of this Lease on Lessee's part to be complied with or performed, Lessee shall not be hindered or molested by Lessor in Lessee's enjoyment of the Demised Premises.



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                         18. Right to Cure Lessee's Default

                         If Lessee fails to make any payment or to comply with
                    or perform any term, covenant or condition of this Lease to be complied with or performed by Lessee, Lessor may, but shall be under no obligation to, after thirty days' notice to Lessee (or upon shorter notice, or without notice, if necessary to meet an emergency situation or time limitation of a Legal Requirement), make such payment or perform or cause to be performed such work, labor, services, acts or things, and take such other steps as Lessor may deem advisable, to comply with any such term, covenant or condition which is in default. Entry by Lessor upon the Demised Premises for such purpose shall not waive or release Lessee from any obligation or default hereunder. Lessee shall reimburse Lessor for all sums so paid by Lessor and all costs and expenses incurred by Lessor in connection with the making of any payments, the performance of any act or other steps taken by Lessor pursuant to this Article 18.


                         19. Events of Default and Termination

                         If any one or more of the following events ("Events of
                    Default") shall occur:

                    (a) if Lessee shall fail to pay any Fixed Rent when as the same becomes due and payable; or

                    (b) if Lessee shall fail to pay any Rent, other than Fixed Rent, when and as the same becomes due and payable and such failure shall continue for more than ten days; or

                    (c) if Lessee shall fail to comply with or perform any term, covenant or condition of Articles 8, 9, 10 or 13, and such failure shall continue for more than thirty days after Lessee receives notice of such failure, regardless of the source of such notice; or

                    (d) if Lessee shall fail to comply with or perform any other term, covenant or condition hereof, and such failure shall continue for more than thirty days after notice thereof from Lessor, and Lessee within said period, subject to Unavoidable Delays, shall not commence with due diligence and dispatch the curing of such default, or, having so commenced, thereafter shall fail or neglect to prosecute or complete with due diligence and dispatch the curing of such default for reasons other than Unavoidable Delays; or

                    (e) if Lessee shall make a general assignment for the benefit of creditors, or shall admit in writing Lessee's inability to pay Lessee's debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting, or shall fail to contest, the material allegations of a petition filed against Lessee in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or any material part of Lessee's properties; or

                    (f) if, within ninety days after the commencement of any proceeding against Lessee seeking any reorganization, arrangement, composition, readjustment, liquidation, dis solution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or if, within ninety days after the appointment without the consent or acquiescence of Lessee, of any trustee, receiver or liquidator of Lessee or of any material part of Lessee's properties, such appointment shall not have been vacated; or

                    (g) if a final judgment for the payment of money shall be rendered against Lessee and, within sixty days after the entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within sixty days after the expiration of any such stay, such judgment shall not have been discharged;

                    then, and in any such Event of Default, regardless of the pendency of any proceeding which has or might have the effect of preventing Lessee from complying with the terms, covenants or conditions of this Lease, Lessor, at any time thereafter may give a written termination notice to Lessee, and on the date specified in such notice this Lease shall terminate and, subject to Article 25, the Lease Term shall expire and terminate by limitation, and all rights of Lessee under this Lease shall cease, unless before such date (i) all arrears of Rent and all costs and expenses, including reasonable attorneys' fees, incurred by or on behalf of Lessor hereunder, shall have been paid by Lessee, and (ii) all other defaults at the time existing under this Lease shall have been fully remedied to the satisfaction of Lessor. Lessee shall reimburse Lessor for all costs and expenses, including reasonable attorneys' fees, incurred by or on behalf of Lessor occasioned by or in connection with any default by Lessee under this Lease.


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                         20. Repossession

                         If an Event of Default shall have occurred and be
                    continuing, Lessor, whether or not the Lease Term shall have been terminated pursuant to Article 19, may enter upon and repossess the Demised Premises or any part thereof by force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other persons and any and all property therefrom.


                         21. Reletting

                         At any time or from time to time after the repossession
                    of the Demised Premises or any part thereof pursuant to
                    Article 20, whether or not the Lease Term shall have been terminated pursuant to Article 19, Lessor may (but shall be under no obligation to) relet the Demised Premises or any part thereof for the account of Lessee, for such term or terms (which may be greater than or less than the period which would otherwise have constituted the balance of the Lease Term) and on such conditions (which may include concessions) and for such uses as Lessor, in Lessor's absolute discretion, may determine, and may collect and receive the rents therefrom. Lessor shall not be responsible or liable for any failure to relet the Demised Premises or any part thereof or for any failure to collect any rent due upon any such reletting.


                         22. Assignment of Subrents

                         Lessee hereby irrevocably assigns to Lessor all rents
                    due or to become due from any assignee of Lessee's interest hereunder and any sublessee or any tenant or occupant of the Demised Premises or any part thereof, together with the right to collect and receive such rents, provided that, so long as Lessee is not in default under this Lease, Lessee shall have the right to collect such rents for Lessee's own use and purposes. Upon any default by Lessee under this Lease, Lessor shall have absolute title to such rents and the absolute right to collect the same. Lessor shall apply to the Rent due under this Lease the net amount (after deducting all costs and expenses incident to the collection thereof and the operation and maintenance, including repairs, of the Demised Premises) of any rents so collected and received by Lessor.


                         23. Lessee's Equipment

                         All Lessee's Equipment shall be the property of Lessee
                    or Occupancy Tenants, as the case may be, provided that upon the occurrence of an Event of Default, Lessor shall have, to the extent permitted by law and in addition to all other rights, a right of distress for rent and a lien on all Lessee's Equipment (other than Lessee's Equipment not owned by Lessee) then on the Demised Premises as security for the Rent.

                         Any Lessee's Equipment not removed by Lessee, at
                    Lessee's expense, within thirty days after any repossession of the Demised Premises, whether or not this Lease has been terminated, shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without notice to Lessee and without obligation to account therefor; and Lessee shall pay Lessor, on demand, all costs and expenses incurred by Lessor in removing, storing or disposing of any of Lessee's Equipment. Lessee shall immediately repair at Lessee's expense all damage to the Demised Premises caused by any removal of Lessee's Equipment therefrom, whether effected by Lessee or by any other person. Lessor shall not be responsible for any loss or damage to Lessee's Equipment. The ownership of Occupancy Tenants' Equipment shall be governed by the terms of the applicable Occupancy Lease.


                         24. Security Deposit

                         Lessee has deposited with Lessor the sum of four
                    thousand dollars ($4,000.00) as security for the full and faithful observance and performance by Lessee of the terms, covenants and conditions of this Lease. If Lessee defaults in the observance or performance of any term, covenant or condition of this Lease, including without limitation the payment of Rent, Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Rent or any other sum as to which Lessee is in default or for any sum which Lessor may expend or may be required to expend by reason of Lessee's default, including without limitation any damages or deficiency accrued before or after summary proceedings or other reentry by Lessor. If Lessee shall fully and faithfully observe and perform all of the terms, covenants and conditions of this Lease, the security, without interest, shall be returned to Lessee after the end of the Lease Term and after delivery of entire possession of the Demised Premises to Lessor.

                         In the event of a sale, transfer or leasing of the
                    Demised Premises by Lessor, Lessor shall have the right to transfer the security to the vendee, transferee or lessee, and Lessor thereupon shall be released by Lessee from all liability for the return of such security. Lessee agrees to look solely to such new owner or landlord for the return of said security. The provisions of this paragraph shall apply to every transfer or assignment of the security to a new owner or landlord. Lessee shall not assign or encumber or attempt to assign or encumber the security, and neither Lessor nor the successors or assigns of Lessee shall be bound by any such assignment, encumbrance, or attempted assignment or encumbrance.

                         If Lessor applies or retains all or any portion of the
                    security, Lessee on demand shall pay to Lessor the amount so applied or retained which shall be added to the security so that the same shall be replenished to its former amount and so that at all times the amount deposited shall be $4,000.00.


                         25. Survival of Lessee's Obligations and Damages

                         No expiration or termination of the Lease Term pursuant
                    to this Lease, by operation of law or otherwise (except as expressly provided herein), and no repossession of the Demised Premises or any part thereof pursuant to this Lease or otherwise, shall relieve Lessee of Lessee's obligations or liabilities hereunder, all of which shall survive such expiration, termination or repossession.

                         In the event of any such expiration, termination or
                    repossession, Lessee shall pay to Lessor all Rent up to the time of such expiration, termination or repossession, together with all costs and expenses incurred by Lessor in connection with such termination or repossession including attorneys' fees, and thereafter Lessee, until the end of what would have been the Lease Term in the absence of such expiration, termination or repossession, and whether or not the Demised Premises or any part thereof shall have been relet, shall be liable to Lessor for, and shall pay to Lessor, as liquidated and agreed and current damages for Lessee's default, (a) all Rent which would be payable under this Lease by Lessee in the absence of such expiration, termination or repossession, less (b) all net rents collected by Lessor from the tenants or subtenants of the Demised Premises, if any, and the net proceeds, if any, of any reletting affected for the account of Lessee pursuant to
                    Article 21 after deducting from such proceeds all Lessor's expenses in connection with such reletting and other sums owed Lessor, including without limitation all repossession costs, brokerage commissions, legal and accounting expenses, attorneys' fees, employees' expenses, promotional expenses, reasonable alteration costs, and expenses of preparation for such reletting. Lessee shall pay such current damages monthly on the Rent Payment Dates applicable in the absence of such expiration, termination or repossession, and Lessor shall be entitled to recover the same from Lessee on each such date.

                         At any time after such expiration, termination or
                    repossession, whether or not Lessor shall have collected any current damages as aforesaid, Lessor shall be entitled to recover from Lessee, and Lessee shall pay to Lessor on demand, as and for liquidated and agreed final damages for Lessee's default and in lieu of all current damages beyond the date of such demand, an amount equal to the excess, if any, of (a) all Rent which would be payable under this Lease from the date of such demand (or, if it be earlier, the date to which Lessee shall have satisfied in full Lessee's obligation under the preceding paragraph of this Article 25 to pay current damages) until what would be the then unexpired Lease Term in the absence of such expiration, termination or repossession, over (b) the then fair net rental value of the Demised Premises for the same period. Upon the payment of such final damages, this Lease, if not already terminated, shall be deemed terminated. If any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount above agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.


                         26. Injunction

                         Lessor, in addition to all other rights, powers and
                    remedies and notwithstanding the concurrent pendency of summary or other dispossess proceedings, at Lessor's option, shall have the right at all times during the Lease Term to restrain by injunction any violation or attempted violation by Lessee of any of the terms, covenants or conditions of this Lease, and to enforce by injunction any of such terms, covenants or conditions.


                         27. Waivers

                         To the extent permitted by law, Lessee waives: any
                    notice of reentry or of the institution of legal proceedings to that end; any right of redemption, reentry or repossession; any right to trial by jury in any action or proceeding or in any matter in any way connected with this Lease or the Demised Premises; and the benefit of any laws now or hereafter in force exempting property for rent or for debt.

                         No failure by Lessor or Lessee to insist upon the
                    strict performance of and compliance with any term, covenant or condition hereof or to exercise or enforce any right, power or remedy con sequent upon a breach thereof, and no submission by Lessee or acceptance by Lessor of full or partial Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term, covenant or condition. No waiver of any breach of any term, covenant or condition of this Lease shall affect or alter this Lease, which shall continue in full force and effect, or the respective rights, powers or remedies of Lessor or Lessee with respect to any other then existing or subsequent breach.


                         28. Lessor's Remedies Cumulative

                         All of the rights, powers and remedies of Lessor
                    provided for in this Lease or now or hereafter existing at law or in equity, or by statute or otherwise, shall be deemed to be separate, distinct, cumulative and concurrent. No one or more of such rights, powers or remedies, nor any mention of reference to any one or more of them in this Lease, shall be deemed to be in the exclusion of, or a waiver of, any other rights, powers or remedies provided for in this Lease, or now or hereafter existing at law or in equity, or by statute or otherwise. The exercise or enforcement by Lessor of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise or enforcement by Lessor of any or all of such other rights, powers or remedies.


                         29. Assignment, Subletting and Mortgages

                         Lessee expressly covenants that Lessee shall not
                    voluntarily or involuntarily assign, encumber, mortgage or otherwise transfer this Lease, or sublet the Demised Premises or any part thereof, or suffer or permit the Demised Premises or any part thereof to be used or occupied by others, by operation of law or otherwise, without the prior written consent of Lessor in each instance. Absent such consent, any act or instrument purporting to do any of the foregoing shall be null and void.

                         If this Lease is assigned, whether or not in violation
                    of the terms of this Article 29, Lessor may collect Rent from the assignee. If the Demised Premises or any part thereof are sublet or occupied by anybody other than Lessee, Lessor, after any default by Lessee, may collect rent from the subtenant or occupant, and apply the net amount collected to the Rent due hereunder. Such collection of rent by Lessor shall not be deemed a waiver of the provisions hereof, the acceptance of the assignee, subtenant or occupant as a tenant, or a release of Lessee from the further observance and performance by Lessee of the terms, covenants and conditions of this Lease.

                         The consent by Lessor to an assignment, encumbrance,
                    transfer or subletting shall not in any way be deemed consent to any further assignment, encumbrance, transfer or subletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without the prior written consent of Lessor in each instance, and each permitted sublease shall so provide in its terms.

                         If Lessee requests Lessor's consent to a specific
                    assignment or subletting, Lessee shall first submit to Lessor in writing: the name and address of the proposed assignee or sublessee; a coun terpart of the proposed agreement of assignment or sublease and all other instruments or agreements pertaining thereto; such information as to the nature and character of the business of the proposed assignee or sublessee and as to the nature of its proposed use of the space, as Lessor reasonably may request; banking, financial or other credit information relating to the proposed assignee or sublessee sufficient to enable Lessor to determine the financial responsibility and character of the proposed assignee or sublessee; and a statement of all sums or other consideration paid or to be paid to Lessee by or for the account of the assignee or sublessee for or in connection with such assignment or sublease, including without limitation sums paid or to be paid for the sale or rental of Lessee's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property.

                         Any such consent of Lessor shall be subject to the
                    terms of this Lease and conditional upon there being no default by Lessee, beyond any grace period, under any term, covenant or condition of this Lease at the time that Lessor's consent is requested and on the date of the commencement of the term of any such proposed sublease or the effective date of any such proposed assignment.

                         Upon receiving Lessor's written consent, a duly
                    executed copy of the sublease or assignment shall be delivered to Lessor within thirty days after execution thereof. Any such sublease shall provide that the sublessee shall comply with all applicable terms, covenants and conditions of this Lease to be observed or performed by Lessee hereunder. Any such assignment shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease to be observed or performed by Lessee.

                         The transfer of a majority of the issued and
                    outstanding capital stock of any corporate tenant or subtenant of this Lease or of a majority of the total interest in any partnership tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease or of such sublease. The transfer of outstanding capital stock of any corporate tenant or subtenant, for purposes of this Article 29, shall not include a sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934 as amended, effected through any "over the counter" market or recognized stock exchange.


                         30. Subordination and Attornment

                         This Lease, and all rights of Lessee hereunder, are and
                    shall be subject and subordinate in all respects to all mortgages which may now or hereafter affect the Demised Premises, whether or not such mortgages shall also cover other lands or buildings, to each and every advance made or hereafter to be made under such mortgages and to all renewals, modifications, replacements, spreaders, consolidations and extensions of such mortgages. In the event of any sale of the Demised Premises in a foreclosure of any such mortgage or the exercise by the holder of any such mortgages of any other remedies provided for by law or in such mortgage, Lessee, upon written request of the holder of the mortgage or the purchaser at such foreclosure or any person succeeding to the interest of the holder of the mortgage, shall attorn to such holder, purchaser or successor in interest, as the case may be, without change in the terms, covenants or conditions of this Lease. If such a request is made, this Lease shall not be deemed to be terminated by any foreclosure proceedings or other remedies for the enforcement of the mortgage by such holder, purchaser or successor in interest. The provisions of this
                    Article 30 shall be self-operative and no further instrument of subordination and/or attornment shall be required. In confirmation of such subordination and/or attornment, Lessee promptly shall execute and deliver at Lessee's expense any instrument that Lessor or the holder of any such mortgage may reasonably request to evidence such subordination and/or attornment; and Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver any such instruments for and on behalf of Lessee.


                         31. Entry by Lessor

                         Lessor and the authorized representatives of Lessor
                    shall have the right to enter the Demised Premises at all reasonable times for the purpose of inspecting the same or for the purpose of doing any work permitted to be done by Lessor under this Lease, and to take all such actions thereon as may be necessary or appropriate for any other purpose. Nothing contained in this Lease shall create or imply any duty on the part of Lessor to make any such inspection or do any such act. Lessor and representatives of Lessor shall have the right to enter the Demised Premises at all reasonable times for the purpose of showing the Demised Premises to prospective purchasers or mortgagees, and at any time during the twelve month period preceding the expiration or termination of this Lease for the purpose of showing the same to prospective tenants, and within said period to display on the Demised Premises advertisements for sale or letting if such advertisements do not interfere unreasonably with the business then conducted on the De mised Premises. No such entry shall constitute an eviction of Lessee.


                         32. Conveyance by Lessor

                         If the original or any successor Lessor shall convey or
                    otherwise dispose of the Demised Premises and Improvements, Lessor shall thereupon be released from all obligations and liabilities of Lessor under this Lease (except those accruing prior to such conveyance or other disposition), and such obligations and liabilities shall be binding solely on the then Lessor of the Demised Premises and Improvements.

                         In any action brought to enforce the obligations or
                    liabilities of Lessor under this Lease, any judgment or decree shall be enforceable against Lessor only to the extent of Lessor's interest in the Demised Premises and Improvements, and no such judgment shall be the basis of execution on, or be a lien on, assets of Lessor other that Lessor's interest in the Demised Premises and Improvements.


                         33. No Merger of Title

                         There shall be no merger of the leasehold estate
                    created by this Lease with the fee estate in the Demised Premises by reason of the fact that the same person may own or hold (a) the leasehold estate created by this Lease or any interest therein, and (b) the fee estate in the Demised Premises or any interest in such fee estate. No such merger shall occur unless and until all persons having any interest in the leasehold estate created by this Lease, and in the fee estate in the Demised Premises, shall join in a written instrument effecting such merger and shall duly record the same.


                         34. Acceptance of Surrender

                         No modification, termination or surrender of this Lease
                    or surrender of the Demised Premises or any part thereof or of any interest therein by Lessee shall be valid or effective unless agreed to and accepted in writing by Lessor, and no act by any representative or agent of Lessor, other than such a written agreement and acceptance, shall constitute an acceptance thereof.

                         35. End of Lease Term

                         Upon the expiration or termination of the Lease Term,
                    Lessee shall quit, surrender and deliver to Lessor the Demised Premises with the Improvements thereon in good order and condition, ordinary wear and tear excepted, and shall remove all Lessee's Equipment therefrom.


                         36. Brokerage

                         Lessor and Lessee each represents and warrants to the
                    other that such party has not dealt with any broker or finder in connection with the Demised Premises or this Lease. Lessor and Lessee each agrees to indemnify and hold the other harmless from and against any and all commission, liability, claim, loss, damage or expense, including reasonable attorneys' fees, arising from any claims for brokerage or any other fee or commission by any person with whom such party has dealt.


                         37. Definitions

                         As used in this Lease, the following terms have the
                    following respective meanings:

                    "default" -- any condition or event which constitutes, or which after notice or lapse of time or both would constitute, an Event of Default.

                    "Demised Premises" -- as defined in Article 1.

                    "Event of Default" -- as defined in Article 19.

                    "Fixed Rent" -- as defined in Article 2.

                    "Impositions" -- all taxes, assessments (including without limitation all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Lease Term), ground rents, water and sewer rents and charges, charges for public utilities, excises, levies, license fees, permit fees, inspection fees and other authorization fees and other charges of every nature and kind whatsoever (including all interest and penalties thereon), in each case, whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character, which at any time during or in respect of the Lease Term may be assessed, levied, charged, confirmed or imposed on or in respect of or be a lien upon (a) the Demised Premises or any part thereof or any rent therefrom or any estate, right or interest therein, or (b) any occupancy, use or possession of or activity conducted on the Demised Premises or any part thereof. The term "Impositions" shall exclude, however, any income taxes assessed against Lessor, franchise, estate, inheritance or transfer taxes of Lessor, or any tax or charge in replacement or substitution of the foregoing or of a similar character; provided, however, that if at any time during the Lease Term the then prevailing method of taxation or assessment shall be changed so that the whole or any part of the Impositions theretofore payable by Lessee as above provided, shall instead be levied, charged, assessed or imposed whole or partially on the rents received by Lessor from the Demised Premises, or shall otherwise be imposed against Lessor in the form of a franchise tax or otherwise, then Lessee shall pay the same (and the same shall be deemed Impositions) at least twenty days prior to the last day upon which the same may be paid without interest or penalty for the late payment thereof.

                    "Improvements" -- as defined in Article 1.

                    "Insurance Requirements" -- all terms of any insurance policy covering or applicable to the Demised Premises or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters, or its successor or any other body exercising similar functions, applicable to or affecting the Demised Premises or any part thereof or any use or condition of the Demised Premises or any part thereof.

                    "Land" -- as defined in Article 1.

                    "Lease" -- this Lease, as at the time amended, modified or supplemented.

                    "Lease Term" -- as defined in Article 1, as the same may be extended or renewed.

                    "Legal Requirements" -- all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, courts, authorities, agencies, officials and officers, foreseen or unforeseen, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Demised Premises or any part thereof, or the Improvements now or hereafter located thereon, or the facilities or equipment therein, or any of the adjoining sidewalks, curbs, vaults or vault space, if any, streets or ways, or the appurtenances to the Demised Premises or the franchises and privileges connected therewith, or any use or condition of the Demised Premises or any part thereof. Legal Requirements shall include the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., and all other applicable environmental laws and regulations, and all requirements to be complied with pursuant to any certificate of occupancy affecting the Demised Premises.

                    "Lessee's Equipment" -- all fixtures, machinery, apparatus, furniture, furnishings and other equipment and all temporary or auxiliary structures installed by or at the request of Lessee or any Occupancy Tenant, if any, in or about the Demised Premises or any part thereof, which (a) are not used and are not procured for use, in whole or in part, in connection with the operation, maintenance or protection of the Demised Premises, and (b) are removable without damage to the Demised Premises.

                    "Occupancy Lease" -- any lease of any space constituting part of the Demised Premises.

                    "Occupancy Tenant" -- any tenant or occupant under any Occupancy Lease.

                    "Occupancy Tenants' Equipment" -- all Lessee's Equipment which under the terms of any Occupancy Lease or otherwise is the property of an Occupancy Tenant.

                    "person" -- an individual, a corporation, an association, a partnership, a joint venture, an organization, or other business entity, or a governmental or political unit or agency.

                    "Rent Payment Date" -- as defined in Article 2.

                    "Restoration" -- all restorations, replacements, rebuildings, alterations, additions, temporary repairs and property protection to be performed in connection with a Taking of the Demised Premises or the damage to or destruction of the Demised Premises.

                    "Taking" -- a taking during the Lease Term of all or any part of the Demised Premises, or any leasehold or other interest therein or right accruing thereto, as the result of the exercise of the right of condemnation or eminent domain or a sale in lieu or in anticipation of such exercise or a change or grade affecting the Demised Premises or any part thereof.

                    "Total Taking" -- as defined in Article 16.

                    "Unavoidable Delays" -- delays due to strikes, acts of God, governmental restrictions, enemy action, riot, civil commotion, fire, unavoidable casualty or other causes beyond the control of Lessee, provided that no delay shall be deemed an Unavoidable Delay if the Demised Premises or any part thereof or interest therein or any Rent would be in any danger of being sold, forfeited, lost or interfered with, or if any Occupancy Tenant, Lessor or Lessee would be in danger of incurring any civil or criminal liability for failure to perform the required act. Lack of funds shall not be deemed a cause beyond the control of Lessee.


                         38. Notices

                         All notices, demands, elections and other
                    communications desired or required to be delivered or given under this Lease shall be in writing, and shall be deemed to have been delivered and given when delivered by hand, or on the third business day after the same have been mailed by first class registered or certified mail, return receipt requested, postage prepaid, enclosed in a securely sealed envelop addressed to the party to which the same is to be delivered or given at such party's address as set forth in this Lease or at such other address as said party shall have designated in writing in accordance with this Article 38.

                         39. Miscellaneous

                         All rights, powers and remedies provided herein may be
                    exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Lease invalid, unenforceable or not entitled to be recorded under any applicable law. If any term, covenant or condition of this Lease shall be held to be invalid, illegal or unenforceable, the validity of the other terms, covenants and conditions of this Lease shall in no way be affected thereby.

                         The headings in this Lease are for purposes of
                    reference only and shall not limit or define the meaning hereof.

                         This Lease may be changed or modified only by an
                    instrument in writing signed by the party against which enforcement of such change or modification is sought.

                         Subject to Articles 29 and 32, this Lease shall be
                    binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

                         IN WITNESS WHEREOF, Lessor and Lessee have executed
                    this Lease as of the date first above written.


                                    LESSOR:  CATALYST OPERATIONS, INC.



                                             By  /s/
                                                ----------------------------
                                                Steven N. Bronson, President



                                    LESSEE:  4networld.com, Inc.


                                             By  /s/
                                                ----------------------------
                                                Steven N. Bronson, President




                                    EXHIBIT A

                              The Demised Premises



                         A portion, but no less than fifty percent (50%), of the
                    leasable space known as 10 South Street, Suite 202, Ridgefield, Connecticut 06877, which is more fully described in Master Lease.

                   ===========================================



                                    SUB-LEASE


                             dated January 30, 2001

                                     between

                            Catalyst Operations, Inc.

                                     Lessor

                                       and

                               4networld.com, Inc.

                                     Lessee



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